UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2004

Date of Report (Date of earliest event reported)

EXULT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30035	33-0831076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

121 Innovation Drive, Suite 200

Irvine, CA 92612

(Address of principal executive offices)

(949) 856-8800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address of principal executive offices, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, the Company issued a press release announcing its earnings for the quarter and year ended December 31, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXULT, INC.
(Registrant)

/s/ BRIAN W. COPPLE

Brian W. Copple, Vice President
(Signature)

Date: January 29, 2004

Exhibit Index

Exhibit 99.1	Press Release dated January 29, 2004 of Exult, Inc. announcing its earnings for the quarter and year ended December 31, 2003